CLAYTON UTZ

Medallion Trust Series [__]
Liquidity Facility Agreement

Commonwealth Bank of Australia
ABN 48 123 123 124

Perpetual Trustee Company Limited
ABN 42 000 001 007

Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946

If you have any questions about the details of this document
PLEASE CONTACT[_________________________] ON + 61 2 9353 4000

Clayton Utz
Lawyers
Levels 19-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T + 61 2 9353 4000 F + 61 2 8220 6700

WWW.CLAYTONUTZ.COM

Our reference [______________]

    1.6     Incorporated Definitions and other Transaction Documents

    7.5     Reduction in Facility Limit During Cash Advance Deposit

                                                                               i

                                                                              ii

                                                                             iii

LIQUIDITY FACILITY AGREEMENT MADE AT SYDNEY ON [__________]

PARTIES     COMMONWEALTH BANK OF AUSTRALIA ABN 48 123 123 124 of Level 1, 48
            Martin Place, Sydney, NSW 2000 Australia ("LIQUIDITY FACILITY
            PROVIDER")

            PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 of Level 12,
            123 Pitt Street, Sydney NSW 2000 Australia in its capacity as trustee of the Series Trust ("TRUSTEE")

            SECURITISATION ADVISORY SERVICES PTY. LIMITED ABN 88 064 133 946 of
            Level 7, 48 Martin Place, Sydney NSW 2000 Australia ("SAS" and also hereinafter included within the expression the "MANAGER")

BACKGROUND

A.    The Trustee and the Manager are respectively the trustee and the manager of the Series Trust.

B.    The Manager has requested the Liquidity Facility Provider to provide the
      Trustee with the Facility in connection with the Approved Purpose.

C.    The Liquidity Facility Provider has agreed to provide the Facility to the
      Trustee on the terms and conditions contained in this Agreement.

OPERATIVE PROVISIONS

1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      In this Agreement, unless the contrary intention appears:

      "ADVANCE" means the principal amount of each advance to the Trustee by the
      Liquidity Facility Provider in accordance with this Agreement or so much of each such advance as remains outstanding from time to time.

      "APPROVED PURPOSE" means the use of a Drawing to meet a Gross Income
      Shortfall in accordance with the Series Supplement or to fund a Cash
      Advance Deposit in accordance with this Agreement.

      "AUTHORISED OFFICER" in relation to the Liquidity Facility Provider means any person from time to time appointed by the Liquidity Facility Provider to act as its Authorised Officer for the purposes of this Agreement and notified to the Trustee.

      "AVAILABILITY PERIOD" means the period commencing on the date of this
      Agreement and ending on the Termination Date.

      "BBSW" in relation to an Interest Period means the rate appearing at approximately 10.00 am on the first day of that Interest Period on the
      Reuters Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of:

      (a)  in relation to an Interest Period commencing on a Monthly
           Distribution Date which immediately precedes a Quarterly Distribution
           Date, one month;

      (b)  in relation to an Interest Period commencing on a Monthly
           Distribution Date which is also a Quarterly Distribution Date, three months; and

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      (c)  in relation to an Interest Period commencing on any other Monthly
           Distribution Date, one and three months, in which case "BBSW" in relation to that Interest Period will be determined by the Manager by straight-line interpolation between the BBSW determined for a bill of exchange having a tenor of one month and the BBSW determined for a bill of exchange having a tenor of three months.

      If on the first day of an Interest Period fewer than four banks are quoted on the Reuters Screen page "BBSW" or for any other reason "BBSW" for an
      Interest Period cannot be determined in accordance with the foregoing provisions, then "BBSW" for that Interest Period means such rate as is specified by the Liquidity Facility Provider having regard to comparable indices then available.

      "CASH ADVANCE DEPOSIT" means at any time that amount of the Collections
      Account of the Series Trust that comprises at that time Advances by way of deposits by the Liquidity Facility Provider to the Collections Account of
      the Series Trust in accordance with clause 7.1 (after taking into account any application of the Cash Advance Deposit in accordance with clause 7.3 or repayment of it in accordance with either of clauses 7.4 or 7.5).

      "CASH ADVANCE DEPOSIT PERIOD" means each period commencing immediately following a Cash Advance Deposit and ending on the date on which the
      Trustee is obliged to repay to the Liquidity Facility Provider the Cash
      Advance Deposit pursuant to clause 7.4.

      "DESIGNATED CREDIT RATING" means a short term credit rating of A-1+ by
      S&P, F1+ by Fitch and P-1 by Moody's or such other credit rating agreed to between the Trustee, the Manager and the relevant Rating Agency.

      "DIRECT ADVANCE" means an Advance by way of a deposit by the Liquidity
      Facility Provider to the Collections Account of the Series Trust in
      accordance with clause 4.5(a).

      "DRAWDOWN DATE" means, in relation to a Drawing or proposed Drawing, the
      Monthly Distribution Date immediately following the delivery of the corresponding Drawdown Notice to the Liquidity Facility Provider in
      accordance with this Agreement.

      "DRAWDOWN NOTICE" means a notice given under clause 4.

      "DRAWING" means:

      (a)  other than during the Cash Advance Deposit Period, a Direct Advance or a proposed Direct Advance (as the case may be); and

      (b)  during the Cash Advance Deposit Period, a withdrawal or proposed withdrawal (as the case may be) from the Cash Advance Deposit in the
           Collections Account of the Series Trust by the Trustee in accordance with clause 7.3.

      "EFFECTIVE CONTROL" means:

      (a)  control of the composition of the board of directors of SAS;

      (b)  control of more than half of the voting power of SAS; or

      (c)  control of more than half of the issued share capital of SAS excluding any part of such issued share capital which carries no right to participate beyond a specified amount in the distribution of either profit or capital.

      "EVENT OF DEFAULT" means any of the events set out or referred to in clause 13.1 as an Event of Default.

      "FACILITY" means the standby liquidity facility granted to the Trustee by the Liquidity Facility

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      Provider on the terms and conditions of this Agreement.

      "FACILITY LIMIT" means at any given time the lesser of the following:

      (a)  A$[_]; and

      (b)  the Performing Mortgage Loans Amount at that time,

      or such greater or lesser amount from time to time agreed in writing between the Manager, the Liquidity Facility Provider and the Rating
      Agencies.

      "INTEREST PERIOD" in relation to a Drawing means each period determined in relation to that Drawing in accordance with clause 5.1.

      "LIQUIDITY AMOUNT" means, for a Drawdown Date, the lesser of:

      (a)  the then un-utilised portion of the Facility Limit or if the Drawdown
           Date is during the Cash Advance Deposit Period, the then un-utilised portion of the Cash Advance Deposit; and

      (b)  the Gross Income Shortfall on the preceding Determination Date.

      "MANAGER" means SAS or if SAS retires or is removed as manager of the
      Series Trusts (as defined in the Master Trust Deed), any then Substitute
      Manager, and includes the Trustee when acting as the manager of the Series
      Trust in accordance with the provisions of the Master Trust Deed.

      "MANAGER EVENT" means:

      (a)  SAS ceases to be a body over which the Liquidity Facility Provider has Effective Control; or

      (b)  SAS ceases to be the manager of the Series Trust.

      "MASTER TRUST DEED" means the Master Trust Deed dated 8 October 1997 between the Trustee and SAS, as amended from time to time.

      "OBLIGATIONS" means all of the liabilities of the Trustee to the Liquidity
      Facility Provider under this Agreement and, without limiting the generality of the foregoing, includes any liabilities which:

      (a)  are liquidated;

      (b)  are present, prospective or contingent;

      (c)  relate to the payment of money or the performance or omission of any act;

      (d)  sound in damages only; or

      (e)  accrue as a result of any Event of Default.

      "PERFORMING MORTGAGE LOANS AMOUNT" means at any time the aggregate of the following:

      (a)  the amount outstanding under Mortgage Loans forming part of the
           Assets of the Series Trust in relation to which no payment due from the relevant Borrower has been in arrears by more than 90 days; and

      (b)  the amount outstanding under Mortgage Loans forming part of the
           Assets of the

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           Series Trust in relation to which a payment due from the relevant
           Borrower has been in arrears by more than 90 days and which are insured under a Mortgage Insurance Policy.

      "PRESCRIBED RATE" in relation to an Interest Period means the sum of:

      (a)  BBSW for that Interest Period; and

      (b)  [_]% per annum,

      or such rate as is otherwise agreed by the Trustee, the Manager and the
      Liquidity Facility Provider provided that each Rating Agency is given not less than 3 Business Days prior notice by the Manager of any variation to the Prescribed Rate and the Prescribed Rate will not be varied if such variation would result in a reduction, qualification or withdrawal by a
      Rating Agency of its then current credit rating of a Security.

      "RECEIVER" means a person appointed under or by virtue of the Security
      Trust Deed as a receiver or receiver and manager.

      "SERIES SUPPLEMENT" means the Series Supplement dated on or about the date of this Agreement between the Liquidity Facility Provider (as a Seller and the Servicer), Homepath Pty Limited ABN 35 081 986 530, SAS and the
      Trustee.

      "SERIES TRUST" means the trust known as the Medallion Trust Series [_]
      established pursuant to the Master Trust Deed and the Series Supplement.

      "SPECIFIED RATE" means, on any day, the sum of:

      (a)  BBSW for the Interest Period that includes that day (or if the day is not within an Interest Period, BBSW for the first Business Day of the month that includes that day as if that month were an Interest
           Period); and

      (b)  [_]% per annum.

      "TERMINATION DATE" means the earliest of:

      (a)  the Scheduled Maturity Date;

      (b)  the date declared or appointed by the Liquidity Facility Provider or the Trustee to be the Termination Date in accordance with this
           Agreement;

      (c)  the date which is one month after the date on which all Securities have been redeemed in full in accordance with the Series Supplement or the Offered Note Conditions (as the case may be); and

      (d)  the date on which the Facility Limit is reduced to zero in accordance with this Agreement.

1.2   SERIES SUPPLEMENT AND MASTER TRUST DEED DEFINITIONS

      Subject to clause 1.6, unless defined in this Agreement, words and phrases defined in either or both of the Master Trust Deed and the Series
      Supplement have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this
      Agreement prevails. Where there is any inconsistency in a definition between the Master Trust Deed and the Series Supplement, the Series
      Supplement prevails over the Master Trust Deed in respect of this
      Agreement. Subject to clause 1.6, where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined

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      in the Master Trust Deed) and/or an Other Trust such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in this Agreement) and/or the CBA
      Trust, as the context requires.

1.3   INTERPRETATION

      In   this Agreement, unless the contrary intention appears:

      (a)  headings are for convenience only and do not affect the interpretation of this Agreement;

      (b)  a reference to this "AGREEMENT" includes the Background and the
           Schedule;

      (c)  the expression "PERSON" includes an individual, the estate of an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

      (d)  a reference to a person includes that person's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

      (e)  subject to clause 1.6, a reference to any document or agreement is to such document or agreement as amended, novated, supplemented, varied or replaced from time to time;

      (f)  a reference to any legislation or to any section or provision of any legislation includes any statutory modification or re-enactment or any statutory provision substituted for that legislation and all ordinances, by-laws, regulations and other statutory instruments issued under that legislation, section or provision;

      (g)  words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

      (h)  a reference to a clause is a reference to a clause of this Agreement;

      (i)  the expression "CERTIFIED" means, in respect of a person, certified in writing by two Authorised Officers of that person or by legal counsel acting for that person and "CERTIFY" and like expressions will be construed accordingly;

      (j)  a reference to "WILFUL DEFAULT" in relation to the Trustee or the
           Manager, means, subject to clause 1.3(k) any wilful failure by the
           Trustee to comply with, or wilful breach by the Trustee or the
           Manager (as the case may be) of any of its obligations under any
           Transaction Document, other than a failure or breach which:

           (i)   A.   arises as a result of a breach of a Transaction Document
                      by a person other than:

                      1)   the Trustee or the Manager (as the case may be); or

                      2)   any other person referred to in clause 1.3(k);

                 B.   the performance of the action (the non-performance of
                      which gave rise to such breach) is a pre-condition to the
                      Trustee or the Manager (as the case may be) performing the said obligation; or

           (ii)  is in accordance with a lawful court order or direction or is required by law; or

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           (iii) is in accordance with a proper instruction or direction of
                 Investors given at a meeting convened under any Transaction
                 Document;

      (k)  a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT" of the
           Trustee means the fraud, negligence or wilful default of the Trustee and of its officers, employees, agents and any other person where the
           Trustee is liable for the acts or omissions of such other person under the terms of any Transaction Document;

      (l)  where any word or phrase is given a defined meaning, any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

      (m)  where any day on which a payment is due to be made or a thing is due to be done under this Agreement is not a Business Day, that payment must be made or that thing must be done on the immediately succeeding
           Business Day;

      (n)  a reference to the "CLOSE OF BUSINESS" on any day is a reference to
           5.00 pm on that day;

      (o)  a reference to time is to local time in Sydney; and

      (p)  subject to clause 17.2, each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party (or any
           Related Body Corporate of that party) which have day to day responsibility for the administration or management of that party's
           (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or the Liquidity Facility having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of Default, Manager Default, Servicer Default
           or Perfection of Title Event means notice, knowledge or awareness of the occurrence of the events or circumstances constituting an Event of Default, Manager Default, Servicer Default or Perfection of Title
           Event (as the case may be).

1.4   TRUSTEE CAPACITY

      In this Agreement, except where provided to the contrary:

      (a)  (REFERENCES TO TRUSTEE): a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Series Trust only, and in no other capacity; and

      (b)  (REFERENCES TO ASSETS OF TRUSTEE): a reference to the undertaking, assets, business or money of the Trustee is a reference to the undertaking, assets, business or money of the Trustee in the capacity referred to in paragraph (a).

1.5   MASTER TRUST DEED AND SERIES SUPPLEMENT

      For the purposes of the Master Trust Deed and the Series Supplement:

      (a)  (TRANSACTION DOCUMENT): this Agreement is a Transaction Document; and

      (b)  (SUPPORT FACILITY): the Facility made available pursuant to the terms of this Agreement is a Support Facility.

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1.6   INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND PROVISIONS

      Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction
      Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

2.    THE FACILITY

2.1   AMOUNT

      Subject to this Agreement, the Liquidity Facility Provider agrees to make
      Advances to the Trustee up to an aggregate principal amount equal to the
      Facility Limit.

2.2   METHOD OF MAKING ADVANCES

      Advances under the Facility will be by way of either Direct Advances or
      Cash Advance Deposits.

2.3   PURPOSE

      The Manager will direct the Trustee to use, and the Trustee will use, the proceeds of each Drawing under the Facility exclusively for the Approved
      Purpose.

2.4   TERMINATION OF THE FACILITY

      The Facility will terminate on the Termination Date.

3.    CONDITIONS PRECEDENT

3.1   CONDITIONS PRECEDENT TO FIRST ADVANCE

      The Liquidity Facility Provider is not obliged to make the first Advance to the Trustee unless the Liquidity Facility Provider has received each of the following, in form and substance acceptable to the Liquidity Facility
      Provider:

      (a)  (THIS AGREEMENT): this Agreement duly executed and delivered by the
           Trustee and the Manager;

      (b)  (POWER OF ATTORNEY): a copy of each power of attorney under which this Agreement has been or will be executed by the Trustee and the
           Manager, certified as a true copy by the Trustee and the Manager respectively;

      (c)  (AUTHORISED OFFICERS): a list of the Authorised Officers of the
           Manager;

      (d)  (SECURITY TRUST DEED): a copy of the Security Trust Deed executed by the parties thereto and certified as a true copy by the Manager;

      (e)  (POOL MORTGAGE INSURANCE POLICY): an executed original counterpart of the Pool Mortgage Insurance Policy together with a letter from PMI confirming that it has accepted for insurance under the Pool Mortgage
           Insurance Policy the Mortgage Loans referred to in the certificate attached to the letter; and

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      (f)  (LEGAL OPINION): a legal opinion addressed to the Liquidity Facility
           Provider from the Trustee's solicitors in form and substance satisfactory to the Liquidity Facility Provider.

3.2   CONDITIONS PRECEDENT TO ALL ADVANCES

      The obligation of the Liquidity Facility Provider to make each Advance is subject to the further conditions precedent that:

      (a)  (REPRESENTATIONS AND WARRANTIES TRUE): the representations and warranties made or deemed to be made by the Trustee or the Manager in any Transaction Document are true and correct as of the date of the corresponding Drawdown Notice and Drawdown Date as though made at that date;

      (b)  (NO EVENT OF DEFAULT): no Event of Default is subsisting at the date of the corresponding Drawdown Notice and Drawdown Date or will result from the provision or continuation of the Advance; and

      (c)  (NO NOTICE OF SECURITY INTERESTS): other than in respect of priorities granted by statute, the Liquidity Facility Provider has not received notice from any person that it claims to have a Security
           Interest ranking in priority to or equal with the Security Interest held by the Liquidity Facility Provider under the Security Trust
           Deed.

4.    DRAWDOWN

4.1   PREPARATION OF DRAWDOWN NOTICES

      If on a Determination Date the Manager determines in accordance with the
      Series Supplement that a Gross Income Shortfall has occurred in respect of the Collection Period just ended the Manager must:

      (a)  (PREPARE DRAWDOWN NOTICE): prepare a Drawdown Notice in accordance with clause 4.3 requesting a Drawing on the next Monthly Distribution
           Date; and

      (b)  (DELIVER DRAWDOWN NOTICE): deliver the Drawdown Notice to the Trustee no later than the close of business on the Business Day which is not less than 3 Business Days before the proposed Drawdown Date.

4.2   SERVICE OF DRAWDOWN NOTICES

      If the Trustee receives a Drawdown Notice from the Manager pursuant to clause 4.1, it must:

      (a)  (SIGN DRAWDOWN NOTICE): sign the Drawdown Notice in accordance with clause 4.3(b); and

      (b)  (DELIVER DRAWDOWN NOTICE): deliver the signed Drawdown Notice to the
           Liquidity Facility Provider by the time specified in clause 4.4(a).

4.3   REQUIREMENTS OF DRAWDOWN NOTICES

      A Drawdown Notice must:

      (a)  (FORM): be in the form of the Schedule (or in such other form as from time to time agreed amongst the Liquidity Facility Provider, the
           Manager and the Trustee);

      (b)  (AUTHORISED OFFICER): be signed by an Authorised Officer of the
           Trustee;

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      (c)  (SPECIFY DRAWDOWN DATE): specify the proposed Drawdown Date for the requested Advance which must be the next Monthly Distribution Date;

      (d)  (IRREVOCABLE): be irrevocable;

      (e)  (LIQUIDITY AMOUNT): specify the Liquidity Amount; and

      (f)  (CALCULATION): provide details of the calculation of the Liquidity
           Amount.

4.4   AVAILABILITY OF DRAWING

      The Trustee may make a Drawing on any Monthly Distribution Date during the
      Availability Period provided that:

      (a)  (RECEIPT OF DRAWDOWN NOTICE): the Liquidity Facility Provider has
           received, not later than 11.00 am on the Business Day which is not less than 2 Business Days before the proposed Drawdown Date (or such later time as the Liquidity Facility Provider may agree), a duly completed Drawdown Notice; and

      (b)  (CONDITIONS PRECEDENT): the requirements of clause 3 have been satisfied or waived in writing by the Liquidity Facility Provider before the Drawdown Notice is given.

4.5   PAYMENT OF DRAWING

      After receipt of a Drawdown Notice:

      (a)  (DEPOSIT TO COLLECTIONS ACCOUNT): other than during a Cash Advance
           Deposit Period, the amount of a Drawing requested in a Drawdown
           Notice will be deposited by the Liquidity Facility Provider in the
           Collections Account in immediately available funds no later than
           10.00 am on the Drawdown Date; and

      (b)  (SATISFIED FROM CASH ADVANCE DEPOSIT): during a Cash Advance Deposit
           Period, the amount of a Drawing requested in a Drawdown Notice will be satisfied from the Cash Advance Deposit in accordance with clause
           7.

5.    INTEREST

5.1   INTEREST PERIOD

      (a)  (DURATION): The duration that a Drawing is outstanding is divided into successive Interest Periods.

      (b)  (FIRST INTEREST PERIOD): The first Interest Period for a Drawing commences on (and includes) the Drawdown Date of that Drawing and ends on (but excludes) the next Quarterly Distribution Date.

      (c)  (SUCCEEDING INTEREST PERIODS): Each succeeding Interest Period for a
           Drawing commences on (and includes) a Quarterly Distribution Date and ends on (but excludes) the next following Quarterly Distribution
           Date.

      (d)  (LAST INTEREST PERIOD): The last Interest Period for a Drawing ends on (but excludes) the first Quarterly Distribution Date that:

           (i)   follows the Termination Date; and

           (ii)  upon which all moneys the payment or repayment of which form part of

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                 the Obligations are paid or repaid in full to the Liquidity
                 Facility Provider.

5.2   CALCULATION OF INTEREST

      Interest in respect of a Drawing accrues from day to day in respect of each Interest Period at the Prescribed Rate for that Interest Period on the amount of the Drawing on that day and based on a 365 day year.

5.3   PAYMENT OF INTEREST

      The Trustee at the direction of the Manager will on each Quarterly
      Distribution Date pay to the Liquidity Facility Provider so much of the then accrued interest on each Drawing as is available for this purpose in accordance with the Series Supplement.

5.4   INTEREST ON UNPAID INTEREST

      If any payment by the Trustee on a Quarterly Distribution Date pursuant to clause 5.3 is insufficient to pay the full amount of the then accrued interest on a Drawing, such unpaid accrued interest will in turn accrue interest (as a separate and independent obligation) until paid at the
      Prescribed Rate for each succeeding Interest Period and if not paid on the
      Quarterly Distribution Date at the end of each such succeeding Interest
      Period, will itself bear interest in accordance with this clause.

5.5   INTEREST ON OVERDUE SUMS

      If the Trustee fails to pay any amount due and payable by it under or in respect of this Agreement at the time and in the manner required under this Agreement and the Series Supplement, other than as described in clause 5.4, that amount will bear interest in accordance with this clause.
      Such interest is payable on demand and will accrue on such amount from day to day at the Specified Rate for that day from the date such amount is due for payment up to the date of actual payment, before and (as a separate and independent obligation) after judgment and if not paid at the end of a
      30 day period will itself bear interest in accordance with this clause.

6.    REPAYMENT OF DRAWINGS AND ADVANCES

6.1   REPAYMENT OF DRAWINGS DURING THE AVAILABILITY PERIOD

      The Trustee will on each Quarterly Distribution Date repay so much of each outstanding Drawing as at the previous Determination Date as is available for this purpose in accordance with the Series Supplement. If a repayment of all or part of a Drawing in accordance with the foregoing falls on a
      Quarterly Distribution Date within the Cash Advance Deposit Period, such repayment will be made by way of allocation to the Cash Advance Deposit in accordance with clause 7.3(c).

6.2   RE-DRAWING

      Amounts repaid pursuant to clause 6.1 may be redrawn by the Trustee in accordance with the terms of this Agreement.

6.3   REPAYMENT ON TERMINATION

      Notwithstanding clause 6.1, on the Quarterly Distribution Date immediately following the Termination Date (or if the Termination Date is on a
      Quarterly Distribution Date, then on that Quarterly Distribution Date), the Trustee will pay or repay so much of the aggregate of all

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      Advances together with interest accrued thereon and all other money, the payment or repayment of which forms part of the Obligations, as is available for this purpose in accordance with the Series Supplement. If all amounts due in accordance with this clause 6.3 are not paid or repaid in full on the Quarterly Distribution Date in accordance with the foregoing, on each succeeding Quarterly Distribution Date the Trustee will pay or repay so much of such amounts as there are funds available for this purpose in accordance with the Series Supplement until such amounts are paid or repaid in full.

6.4   PAYMENTS UNDER SECURITY TRUST DEED

      Without prejudice to clause 15, the limitation of the Trustee's liability to make payments under this Agreement will not apply for the purposes of calculating any amounts payable out of the Assets of the Series Trust to the Liquidity Facility Provider pursuant to the Security Trust Deed.

7.    CASH ADVANCE DEPOSIT PERIOD

7.1   CASH ADVANCE DEPOSIT UPON RATINGS DOWNGRADE

      (a)  (RATING DOWNGRADE): If at any time the Liquidity Facility Provider ceases to have the Designated Credit Rating, the Liquidity Facility
           Provider must within 5 Business Days thereafter (or such longer period as the Rating Agencies may agree), in satisfaction of its obligation to make Advances during the Cash Advance Deposit Period, deposit in the Collections Account of the Series Trust, as an Advance
           under the Facility, an amount equal to the then un-utilised portion of the Facility Limit.

      (b)  (SUBSEQUENT RATING DOWNGRADE FOLLOWING UPGRADE): If at any time following the application of clause 7.4 the Liquidity Facility
           Provider ceases to have the Designated Credit Rating, the Liquidity
           Facility Provider must within 5 Business Days (or such longer period as the Rating Agencies may agree) make a deposit in the Collections
           Account in the manner, and on the same terms as, provided in clause
           7.1(a).

7.2   WITHDRAWAL FROM THE COLLECTIONS ACCOUNT

      The Manager may only direct the Trustee to, and the Trustee may only, make withdrawals from the Cash Advance Deposit in the Collection Account as follows:

      (a)  (FOR A DRAWING): for the purposes of a Drawing pursuant to clause
           4.5(b) of a Liquidity Amount for the Approved Purpose and otherwise upon and subject to the terms of this Agreement;

      (b)  (REPAY CASH ADVANCE DEPOSIT): to repay to the Liquidity Facility
           Provider the Cash Advance Deposit pursuant to clauses 7.4, 7.5 and
           7.6; or

      (c)  (IF NEW COLLECTIONS ACCOUNT): to be paid into a new Collections
           Account opened in accordance with the Series Supplement.

7.3   DRAWINGS DURING THE CASH ADVANCE DEPOSIT PERIOD

      During a Cash Advance Deposit Period:

      (a)  (DRAWING TO BE SATISFIED FROM CASH ADVANCE DEPOSIT): any Drawing
           pursuant to a Drawdown Notice must be satisfied from the Cash Advance
           Deposit deposited in the Collections Account;

      (b)  (AMOUNT APPLIED CONSTITUTES A DRAWING): the amount applied from the
           Cash

                                                                              11

           Advance Deposit in accordance with clause 7.3(a) constitutes a
           Drawing, and the provisions of this Agreement (including, but not limited to, clauses 5 and 6 of this Agreement) will apply
           accordingly;

      (c)  (CASH ADVANCE DEPOSIT TO BE CREDITED): any full or partial repayment of a Drawing required to be made by the Trustee in accordance with this Agreement will, following receipt by the Trustee of a written direction from the Manager, be applied in accordance with clause 6.1 by way of allocation by the Trustee of the relevant amount for credit of that part of the Collections Account comprising the Cash Advance
           Deposit; and

      (d)  (EFFECT OF ALLOCATION): an allocation by the Trustee in accordance with clause 7.3(c) will, to the extent of the amount so allocated, satisfy the obligation of the Trustee under this Agreement as regards the repayment of the Drawing in respect of which the deposit is made, but will not reduce or affect the obligations of the Trustee to pay to the Liquidity Facility Provider the Cash Advance Deposit in
           accordance with clauses 6.3, 7.4, 7.5, 7.6 and 13.2.

7.4   LIQUIDITY FACILITY PROVIDER UPGRADE

      If, at any time during a Cash Advance Deposit Period, the Liquidity
      Facility Provider obtains the Designated Credit Rating, the Manager will direct the Trustee to repay (and upon the receipt of such direction the
      Trustee will repay) from the Collections Account of the Series Trust the then Cash Advance Deposit (which has not previously been utilised in accordance with this Agreement) together with all accrued, but unpaid, interest on that amount determined in accordance with clause 7.7.

7.5   REDUCTION IN FACILITY LIMIT DURING CASH ADVANCE DEPOSIT PERIOD

      If immediately prior to any Quarterly Distribution Date during a Cash
      Advance Deposit Period the then un-utilised portion of the Cash Advance
      Deposit plus the amount of all outstanding Drawings exceeds the then
      Facility Limit, the Manager will direct the Trustee to repay (and upon receipt of such direction the Trustee will repay) from the Cash Advance
      Deposit on the Quarterly Distribution Date to the Liquidity Facility
      Provider the amount of the excess.

7.6   TERMINATION OF AGREEMENT

      If the Termination Date occurs during a Cash Advance Deposit Period the
      Manager will direct the Trustee to repay (and within 2 Business Days of receipt of such direction the Trustee will repay) from the Collections
      Account of the Series Trust the then Cash Advance Deposit (which has not previously been utilised in accordance with this Agreement) together with all accrued, but unpaid, interest on that amount determined in accordance with clause 7.7 and any other amounts then due under this Agreement.

7.7   INTEREST ON CASH ADVANCE DEPOSIT

      The Cash Advance Deposit will accrue interest at the rate and in accordance with the manner of determination of interest then applicable for amounts deposited to the Collections Account during the Cash Advance
      Deposit Period. Such interest will be paid to the Liquidity Facility
      Provider, in accordance with the Series Supplement, on each Quarterly
      Distribution Date during such period.

                                                                              12

8.    PAYMENTS

8.1   TIME ON DUE DATE AND FREE OF SET-OFF & TAXES

      All payments to be made under this Agreement will:

      (a)  (DUE DATE): be made not later than close of business on the due date for payment and all such payments will be made in such manner and to such account as the party receiving the payment directs in writing;
           and

      (b)  (SET-OFF): be made without set-off or counterclaim and free and clear of and without deduction for or on account of present or future
           Taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature.

8.2   CERTIFICATE

      A certificate signed by an Authorised Officer of the Liquidity Facility
      Provider stating any amount or rate for the purposes of this Agreement will, in the absence of manifest error on its face, constitute prima facie evidence of the amount or rate stated therein.

9.    ILLEGALITY AND INCREASED COST

9.1   ILLEGALITY

      If any change in applicable law, regulation, treaty or official directive or in the interpretation or administration thereof by any Governmental
      Agency charged with the administration thereof makes it, in the reasonable opinion of counsel to the Liquidity Facility Provider evidenced in writing and addressed to the Trustee, unlawful or impossible for the Liquidity
      Facility Provider to maintain or give effect to its obligations under this
      Agreement, the Liquidity Facility Provider may by written notice to the
      Trustee (with a copy to the Manager) appoint a date as the Termination
      Date which date must not be prior to 30 days (or such shorter period required by law) after the date of receipt by the Trustee of written notice from the Liquidity Facility Provider appointing the Termination
      Date.

9.2   INCREASED COST

      (a)  (CHANGE IN LAW): If by reason of any change in law or in its interpretation or administration or because of compliance with any request from or requirement of any fiscal, monetary or other
           Governmental Agency:

           (i)   the Liquidity Facility Provider incurs a cost as a result of its having entered into or performing its obligations under this Agreement or as a result of any Advance being outstanding hereunder;

           (ii)  there is any increase in the cost to the Liquidity Facility
                 Provider of funding or maintaining any Advance;

           (iii) the amount of principal, interest or other amount payable to the Liquidity Facility Provider or the effective return to the
                 Liquidity Facility Provider under this Agreement is reduced; or

           (iv)  the Liquidity Facility Provider becomes liable to make any payment (not being a payment of Tax on its overall net income)
                 on or calculated by reference to the amount of Advances made under this Agreement,

                                                                              13

           then from time to time on notification by the Liquidity Facility
           Provider (with a copy to the Manager) the Trustee will on the
           Quarterly Distribution Date following such notification and on each succeeding Quarterly Distribution Date until the Liquidity Facility
           Provider is paid in full pay to the Liquidity Facility Provider so much of the amounts sufficient to indemnify the Liquidity Facility
           Provider against such cost, increased cost, reduction or liability that is available for this purpose in accordance with the Series
           Supplement.

      (b)  (NO DEFENCE): If the Liquidity Facility Provider has acted in good faith it will not be a defence to the Trustee, in the event of any failure by the Trustee to comply with its payment obligations under clause 9.2(a), that any such cost, increased cost, reduction or liability could have been avoided. However, the Liquidity Facility
           Provider will negotiate in good faith with the Trustee and the
           Manager with a view to finding a means by which such cost, increased cost, reduction or liability may be minimised.

      (c)  (CERTIFICATE CONCLUSIVE): The Liquidity Facility Provider's
           certificate as to the amount of, and basis for arriving at, any such cost, increased cost, reduction or liability is conclusive and binding on the Trustee in the absence of manifest error on the face of the certificate.

10.   FEES

      The Trustee will pay to the Liquidity Facility Provider a commitment fee of [_]% per annum of the then un-utilised portion of the Facility Limit.
      The commitment fee will be calculated daily from the date the Facility becomes available on the basis of a 365 day year and will be paid in arrears on each Quarterly Distribution Date in accordance with the Series
      Supplement. The amount of the commitment fee may be varied by agreement between the Trustee, the Manager and the Liquidity Facility Provider
      provided that each Rating Agency is given not less than 3 Business Days prior notice by the Manager of any variation to the amount of the commitment fee and the amount of the commitment fee will not be varied if such variation would result in a reduction, qualification or withdrawal by a Rating Agency of its then current credit rating of a Security. To the extent that such funds are not sufficient to pay the fee in full, the fee must be paid from the funds available on each succeeding Quarterly
      Distribution Date until paid in full.

11.   REPRESENTATIONS AND WARRANTIES

11.1  GENERAL REPRESENTATIONS AND WARRANTIES

      The Trustee in its capacity as trustee of the Series Trust represents and warrants to the Liquidity Facility Provider that:

      (a)  (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this Agreement and each other Transaction Document in relation to the Series Trust to which it is a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets;

      (b)  (CORPORATE POWER AND AUTHORISATION): the Trustee has the power to enter into, and to perform its obligations, and has taken all corporate and other action necessary to authorise the entry into of, and performance of its obligations under, this Agreement and each other Transaction Document in relation to the Series Trust and to which it is a party;

      (c)  (LEGALLY BINDING OBLIGATION): this Agreement and each of the other
           Transaction

                                                                              14

           Documents to which it is a party constitute its valid and legally binding obligations subject to stamping and any necessary
           registration except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or other similar laws affecting creditors' rights generally;
           and

      (d)  (NO EVENT OF DEFAULT): to the best of the Trustee's knowledge, no
           Event of Default or event which with the giving of notice, lapse of time or other applicable condition would become an Event of Default has occurred which has not been waived or remedied in accordance with this Agreement.

11.2  CORPORATE REPRESENTATIONS AND WARRANTIES

      The Trustee in its capacity as trustee of the Series Trust represents and warrants in respect of itself to the Liquidity Facility Provider that:

      (a)  (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its own property and to carry on its business as is now being conducted; and

      (b)  (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this Agreement and each other Transaction Document in relation to the Series Trust to which it is a party does not violate its constitution.

11.3  SERIES TRUST REPRESENTATIONS AND WARRANTIES

      The Trustee in its capacity as trustee of the Series Trust represents and warrants to the Liquidity Facility Provider in relation to the Series
      Trust as follows:

      (a)  (SERIES TRUST VALIDLY CREATED): the Series Trust has been validly created and is in existence at the date of this Agreement;

      (b)  (SOLE TRUSTEE): the Trustee has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the Series
           Trust;

      (c)  (NO PROCEEDINGS TO REMOVE): no notice has been given to the Trustee and to the Trustee's knowledge no resolution has been passed or direction or notice has been given, removing the Trustee as trustee of the Series Trust;

      (d)  (TRUSTEE'S POWER): the Trustee has power under the Master Trust Deed to enter into the Transaction Documents to which it is a party in its capacity as trustee of the Series Trust; and

      (e)  (GOOD TITLE): to the best of its knowledge without due enquiry, the
           Trustee is the lawful owner of the Assets of the Series Trust and has power under the Master Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed.

11.4  LIQUIDITY FACILITY PROVIDER

      The Liquidity Facility Provider represents and warrants to the Trustee that:

      (a)  (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this Agreement and each other Transaction Document in relation to the Series Trust to which it is a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets;

      (b)  (CORPORATE POWER AND AUTHORISATION): the Liquidity Facility Provider
           has the

                                                                              15

           power to enter into, and to perform its obligations, and has taken all corporate and other action necessary to authorise the entry into of, and performance of its obligations under, this Agreement and each other Transaction Document in relation to the Series Trust and to which it is a party; and

      (c)  (LEGALLY BINDING OBLIGATION): this Agreement and each of the other
           Transaction Documents to which it is a party constitute its valid and legally binding obligations subject to stamping and any necessary registration except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or other similar laws affecting creditors' rights generally.

11.5  REPRESENTATIONS AND WARRANTIES REPEATED

      Each representation and warranty contained in clauses 11.1, 11.2, 11.3 and
      11.4 will be deemed to be repeated on each Drawdown Date with reference to the facts and circumstances then subsisting, as if made on each such day.

12.   UNDERTAKINGS

12.1  GENERAL

      The Trustee undertakes to the Liquidity Facility Provider that it will:

      (a)  (ACT CONTINUOUSLY): act continuously as trustee of the Series Trust in accordance with the Master Trust Deed and the Series Supplement until the Series Trust is terminated or until it has retired or been removed in accordance with the Master Trust Deed;

      (b)  (DO ALL THINGS NECESSARY): do everything and take all such actions which are necessary (including, without limitation, obtaining all such authorisations and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this Agreement, other arrangements entered into by the Trustee pursuant to this Agreement and each Transaction
           Document to which it is a party;

      (c)  (MAINTAIN AUTHORISATIONS): ensure that each authorisation required for it to maintain its status as trustee of the Series Trust is obtained and promptly renewed and maintained in full force and effect; and

      (d)  (NOT AMEND OR REVOKE): not consent to amend or revoke the provisions of the Master Trust Deed, the Series Supplement or the Security Trust
           Deed in respect of payments or the order of priorities of payments to be made thereunder without the prior written consent of the Liquidity
           Facility Provider.

12.2  MANAGER'S UNDERTAKINGS AFTER MANAGER EVENT

      At any time after a Manager Event occurs the Manager will:

      (a)  (NOTIFY LIQUIDITY FACILITY PROVIDER): immediately notify the
           Liquidity Facility Provider as soon as it becomes actually aware of the occurrence of:

           (i)   any Event of Default, Servicer Default, Trustee Default,
                 Potential Termination Event, Perfection of Title Event or
                 Manager Default; or

           (ii)  any litigation, arbitration, criminal or administrative proceedings relating to any of the Trustee's property, assets or revenues that involves a claim against it in excess of A$[_]
                 or that, if decided adversely to it, could

                                                                              16

                 have a material adverse effect on its ability to perform the
                 Obligations,

           and in each case advise the Liquidity Facility Provider of what steps it has taken and what steps it proposes to take in relation to such occurrences; and

      (b)  (DELIVER MATERIALS): deliver to the Liquidity Facility Provider:

           (i)   as soon as practicable and in any event not later than 120 days after the close of each of the Series Trust's financial years, a copy of the audited Accounts of the Series Trust;

           (ii)  as soon as practicable and in any event not later than 90 days after the first half of each of the Series Trust's financial years, a copy of a statement setting out the Assets and
                 Liabilities of the Series Trust for that half-year;

           (iii) a soon as practical and in any event not later than 90 days after each half year of each financial year of the Series
                 Trust, a copy of the written report prepared by the Auditor in accordance with clause 21.9 of the Master Trust Deed;

           (iv)  as and when required by the Liquidity Facility Provider, a certificate executed by two Authorised Officers on behalf of the Manager stating to the best of the knowledge of the Manager whether or not an Event of Default, Servicer Default, Trustee
                 Default, Potential Termination Event, Perfection of Title Event
                 or Manager Default has occurred and if the same has occurred, setting out the details of such event and the steps (if any)
                 taken by the Manager to remedy or cure the same; and

           (v)   promptly, such further information regarding the Series Trust's financial condition and business operations within the
                 knowledge of the Manager as the Liquidity Facility Provider from time to time reasonably requires.

12.3  LIQUIDITY FACILITY PROVIDER UNDERTAKING

      The Liquidity Facility Provider undertakes to the Trustee that it will do everything and take all such actions which are necessary (including, without limitation, obtaining all such authorisations and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this Agreement, other arrangements entered into by the Liquidity Facility Provider pursuant to this Agreement and each Transaction Document to which it is a party.

13.   EVENTS OF DEFAULT

13.1  EVENTS OF DEFAULT

      Each of the following events is an Event of Default whether or not caused by any reason whatsoever outside the control of the Trustee or any other person:

      (a)  (FAILURE TO REPAY OR PAY): the Trustee fails to repay, in accordance with this Agreement, any Advance or fails to pay any interest, fees, costs, charges, expenses or other moneys payable under this Agreement in each case within 10 Business Days of the due date for payment of such amount;

      (b)  (BREACH OF UNDERTAKING): the Trustee breaches its undertaking in clause 12.1(d); and

                                                                              17

      (c)  (EVENT OF DEFAULT UNDER SECURITY TRUST DEED): an Event of Default (as
           defined in the Security Trust Deed in relation to the Series Trust)
           occurs and any action is taken by the Security Trustee, pursuant to clause 10 of the Security Trust Deed, to appoint a Receiver in respect of the Assets of the Series Trust or to sell and realise the
           Assets of the Series Trust or the Security Trustee takes any action pursuant to clause 11 of the Security Trust Deed.

13.2  CONSEQUENCES OF EVENT OF DEFAULT

      At any time after the occurrence of an Event of Default the Liquidity
      Facility Provider may, without being obliged to do so and notwithstanding any waiver of any previous default, by written notice to the Trustee:

      (a)  (DECLARE ADVANCES DUE): declare the Advances, accrued interest and all other sums which have accrued due under this Agreement (whether or not presently payable) to be due, whereupon they will become immediately due and payable; and/or

      (b)  (DECLARE FACILITY TERMINATED): declare the Facility terminated in which case the obligations of the Liquidity Facility Provider under this Agreement will immediately terminate from the date of receipt by the Trustee of such written notice.

14.   TERMINATION BY TRUSTEE

14.1  TRUSTEE MAY DECLARE A TERMINATION DATE

      Subject to clause 14.2, the Trustee may at the direction of the Manager, by not less than 5 Business Days written notice to the Liquidity Facility
      Provider and the Manager, declare a Quarterly Distribution Date as the date on which:

      (a)  (SUBSTITUTE LIQUIDITY FACILITY PROVIDER): the Liquidity Facility
           Provider hereunder will be replaced by a substitute Liquidity
           Facility Provider; and

      (b)  (TERMINATION): the Liquidity Facility will terminate.

14.2  REQUIREMENTS FOR TERMINATION

      On or before the declaration of a Quarterly Distribution Date by the
      Trustee in accordance with clause 14.1, the Trustee must obtain written confirmation from the Rating Agencies that the termination of the Facility and the appointment of the proposed substitute Liquidity Facility Provider on that Quarterly Distribution Date will not result in a downgrade, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

15.   TRUSTEE PROVISIONS

15.1  LIMITATION ON TRUSTEE'S LIABILITY

      The Trustee enters into this Agreement only in its capacity as trustee of the Series Trust and in no other capacity. A liability incurred by the
      Trustee acting in its capacity as trustee of the Series Trust arising under or in connection with this Agreement is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of the Assets of the Series Trust out of which the Trustee is actually indemnified for the liability. This limitation of the
      Trustee's liability applies despite any other provision of this Agreement
      (other than clause 15.3) and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction

                                                                              18

      related to this Agreement.

15.2  CLAIMS AGAINST TRUSTEE

      The parties other than the Trustee may not sue the Trustee in respect of liabilities incurred by the Trustee acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust including seeking the appointment of a receiver (except in relation to the
      Assets of the Series Trust), a liquidator, an administrator or any similar person to the Trustee, or prove in any liquidation, administration or similar arrangements of or affecting the Trustee (except in relation to the Assets of the Series Trust).

15.3  BREACH OF TRUST

      The provisions of this clause 15 will not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement, any other Transaction
      Document in relation to the Series Trust or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Series Trust as a result of the Trustee's fraud, negligence or wilful default.

15.4  ACTS OR OMISSIONS

      It is acknowledged that the Relevant Parties are responsible under the
      Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations or any breach of representations or warranties under this Agreement) will be considered fraud, negligence or wilful default of the Trustee for the purpose of clause 15.3 to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by the Trustee under any Transaction Document (other than a person whose acts or omissions the
      Trustee is liable for in accordance with any Transaction Document) to fulfil its obligations in relation to the Series Trust or by any other act or omission of a Relevant Party or any other such person.

15.5  NO AUTHORITY

      No attorney or agent appointed in accordance with this Agreement has authority to act on behalf of the Trustee in a way which exposes the
      Trustee to any personal liability and no act or omission of any such person will be considered fraudulent, negligent or a wilful default of the
      Trustee for the purposes of clause 15.3.

15.6  NO OBLIGATION

      The Trustee is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document (including incur any further liability) unless the Trustee's liability is limited in a manner which is consistent with this clause 15 or otherwise in a manner satisfactory to the Trustee in its absolute discretion.

16.   ASSIGNMENT

16.1  ASSIGNMENT BY TRUSTEE

      The Trustee will not assign or otherwise transfer the benefit of this
      Agreement or any of its rights, duties or obligations under this Agreement except to a Substitute Trustee acceptable to the Liquidity Facility
      Provider (whose consent is not to be unreasonably withheld).

                                                                              19

16.2  ASSIGNMENT BY LIQUIDITY FACILITY PROVIDER

      The Liquidity Facility Provider will not assign or otherwise transfer all or any part of the benefit of this Agreement or any of its rights, duties and obligations under this Agreement except to an assignee or transferee that has a Designated Credit Rating or, if the assignee or transferee does not have a Designated Credit Rating, the assignee or transferee complies immediately prior to the completion of the assignment or transfer with clause 7.1(a). The Liquidity Facility Provider may disclose to a proposed assignee or transferee information in the possession of the Liquidity
      Facility Provider relating to the Trustee or the Manager. An assignment or transfer by the Liquidity Facility Provider pursuant to this clause 16.2 shall not be of any effect until the Liquidity Facility Provider has notified the Trustee in writing of the assignment or transfer, as the case may be.

17.   NOTICES

17.1  METHOD OF DELIVERY

      Subject to this clause, any notice, request, certificate, approval, demand, consent or other communication to be given under this Agreement must:

      (a)  (IN WRITING AND SIGNED BY AN AUTHORISED OFFICER): except in the case of communication by email, be in writing and signed by 2 Authorised
           Officers of the party giving the same; and

      (b)  (DELIVERY): be:

           (i)   left at the address of the addressee;

           (ii)  sent by prepaid ordinary post to the address of the addressee;

           (iii) sent by facsimile to the facsimile number of the addressee; or

           (iv)  sent by email by an Authorised Officer of the party giving the same in accordance with the addressee's email address,

           notified by that addressee from time to time to the other parties to this Agreement as its address for service pursuant to this Agreement.

17.2  DEEMED RECEIPT

      A notice, request, certificate, demand, consent or other communication under this Agreement is deemed to have been received:

      (a)  (DELIVERY): where delivered in person, upon receipt;

      (b)  (POST): where sent by post within Australia, on the 3rd day after posting and where sent by post to, from or outside Australia, on the
           7th day after posting;

      (c)  (FAX): where sent by facsimile, on production by the dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

      (d)  (EMAIL): where sent by email, on the date the email is received.

      However, if the time of deemed receipt of any notice is not before 5.30 pm on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

                                                                              20

17.3  EMAIL

      A notice, request, certificate, approval, demand, consent or other communication to be given under this Agreement may only be given by email where the recipient has separately agreed that that communication or communications of that type, may be given by email.

18.   INDEMNITY

18.1  INDEMNITY ON DEMAND

      Subject to clause 15, the Trustee will on demand indemnify the Liquidity
      Facility Provider against any loss, cost or expenses which the Liquidity
      Facility Provider may sustain or incur as a consequence of:

      (a)  (OVERDUE SUMS): any sum payable by the Trustee under this Agreement not being paid when due;

      (b)  (EVENT OF DEFAULT): the occurrence of any Event of Default;

      (c)  (FAILURE TO PROVIDE ADVANCE): an Advance requested in a Drawdown
           Notice not being provided for any reason including failure to fulfil any condition precedent but excluding any matter within the control of the Liquidity Facility Provider; or

      (d)  (PAYMENT OF PRINCIPAL): the Liquidity Facility Provider receiving payments of principal other than on the Quarterly Distribution Date immediately following the last day of the relevant Interest Period for any reason.

18.2  LOSSES ON LIQUIDATION OR RE-EMPLOYMENT OF DEPOSITS

      The losses, costs or expenses referred to in clause 18.1 will include the amount determined in good faith by the Liquidity Facility Provider as being any loss (other than an amount for loss of profit other than loss of margin) including:

      (a)  (LOSS OF MARGIN): loss of margin, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the Liquidity Facility Provider to fund or maintain any such Advance or amount;

      (b)  (OTHER ARRANGEMENTS): losses, costs, damages, charges or expenses incurred by the Liquidity Facility Provider in relation to the variation, termination or making of any other arrangements in relation to any arrangement ancillary or related to this Agreement including, without limitation, any swap or derivative agreement entered into by the Liquidity Facility Provider in connection with or in order to fund any Advances.

18.3  PAYMENT ON QUARTERLY DISTRIBUTION DATE

      Any payments to be made by the Trustee pursuant to this clause 18 will only be made on the Quarterly Distribution Date following demand by the
      Liquidity Facility Provider and on each succeeding Quarterly Distribution
      Date until the Liquidity Facility Provider is paid in full by payment of so much of the amount sufficient to indemnify the Liquidity Facility
      Provider as is available for this purpose in accordance with the Series
      Supplement.

                                                                              21

19.   MISCELLANEOUS

19.1  STAMP DUTIES

      (a)  (TRUSTEE MUST PAY): The Trustee will pay all stamp, loan transaction, registration and similar Taxes including fines and penalties (except such fines and penalties incurred through the act, neglect or omission of the Liquidity Facility Provider after the Liquidity
           Facility Provider has requested and been put in funds to pay such
           Taxes), financial institutions duty and debits tax which may be payable or required to be paid by any appropriate authority or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement.

      (b)  (TRUSTEE MUST INDEMNIFY): Subject to clause 15, the Trustee will indemnify and keep indemnified the Liquidity Facility Provider against any loss or liability incurred or suffered by it as a result of the delay or failure by the Trustee to pay such Taxes.

19.2  WAIVER

      A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege under this Agreement by the Liquidity Facility Provider will not in any way preclude or operate as a waiver of any further exercise or enforcement of such right, remedy, power or privilege or the exercise or enforcement of any other right, remedy, power or privilege under this
      Agreement or provided by law.

19.3  WRITTEN WAIVER, CONSENT AND APPROVAL

      Any waiver, consent or approval given by the Liquidity Facility Provider under this Agreement will only be effective and will only bind the
      Liquidity Facility Provider if it is given in writing, or given verbally and subsequently confirmed in writing, and executed by the Liquidity
      Facility Provider or on its behalf by two Authorised Officers of the
      Liquidity Facility Provider.

19.4  SEVERABILITY

      Any provision of this Agreement which is illegal, void or unenforceable in any jurisdiction is ineffective in such jurisdiction to the extent only of such illegality, voidness or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

19.5  SURVIVAL OF INDEMNITIES

      The indemnities contained in this Agreement are continuing obligations of the Trustee, separate and independent from the other obligations of the
      Trustee and will survive the termination of this Agreement.

19.6  SUCCESSORS AND ASSIGNS

      This Agreement is binding upon and inures to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

19.7  MORATORIUM LEGISLATION

      To the fullest extent permitted by law, the provisions of all statutes whether existing now or in the future operating directly or indirectly:

                                                                              22

      (a)  (TO AFFECT OBLIGATIONS): to lessen or otherwise to vary or affect in favour of the Trustee any obligation under this Agreement; or

      (b)  (TO AFFECT RIGHTS): to delay or otherwise prevent or prejudicially affect the exercise of any rights or remedies conferred on the
           Liquidity Facility Provider under this Agreement,

      are hereby expressly waived, negatived and excluded.

19.8  AMENDMENTS

      The parties to this Agreement may only amend this Agreement in accordance with clause 33.1(b) of the Series Supplement.

19.9  GOVERNING LAW

      This Agreement is governed by and construed in accordance with the laws of the Australian Capital Territory.

19.10 JURISDICTION

      Each of the parties irrevocably and unconditionally:

      (a)  (SUBMISSION TO JURISDICTION): submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory;

      (b)  (WAIVER OF INCONVENIENT FORUM): waives any objection it may now or in the future have to the bringing of proceedings in those courts and any claim that any proceedings have been brought in an inconvenient forum; and

      (c)  (SERVICE OF NOTICE): agrees, without preventing any other mode of service permitted by law, that any document required to be served in any proceedings may be served in the manner in which notices and other written communications may be given under clause 17.

19.11 COUNTERPARTS

      This Agreement may be executed in a number of counterparts and all such counterparts taken together will constitute one and the same instrument.

19.12 CONTRA PROFERENTEM

      Each provision of this Agreement will be interpreted without disadvantage to the party who (or whose representative) drafted that provision.

19.13 KNOW YOUR CUSTOMER

      Subject to any confidentiality, privacy or general trust law obligations owed by Perpetual Trustee Company Limited to Noteholders and any
      applicable confidentiality or privacy laws, each party ("INFORMATION
      PROVIDER") agrees to provide any information and documents reasonably required by another party for that other party to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any laws imposing "know your customer" or other identification checks or procedures on a party, but only to the extent that such information is in the possession of, or otherwise readily available to, the Information Provider. Any party may decline to perform any obligation under the Transaction Documents to the extent that it forms the view, in its reasonable opinion, that notwithstanding that it has taken all reasonable steps

                                                                              23

      to comply with such anti-money laundering or counter-terrorism financing laws, it is required to decline to perform those obligations under any such laws.

19.14 COMPLIANCE WITH REGULATION AB

      The Liquidity Facility Provider acknowledges and agrees that to the extent it agrees with the Manager that the Liquidity Facility Provider is
      "participating in the servicing function" in relation to the Series Trust within the meaning of Item 1122 of Regulation AB, clauses 16.31(b) and (d)
      of the Series Supplement will apply to this Agreement as if references to
      "the Servicer" in those clauses were references to the Liquidity Facility
      Provider and the definition of "Subcontractor" in clause 1.1 of the Series
      Supplement will be construed accordingly.

                                                                              24

SCHEDULE

FORM OF DRAWDOWN NOTICE

To:        Commonwealth Bank of Australia ABN 48 123 123 124
           [Address]

Attention: Head of Securitisation

From:      Perpetual Trustee Company Limited ABN 42 000 001 007

[Date]

In our capacity as trustee of the Series Trust, we hereby irrevocably request a
Drawing on the Drawdown Date specified below for an amount equal to the
Liquidity Amount specified below in accordance with clause 4 of the Liquidity
Facility Agreement dated [_________] between ourselves, Commonwealth Bank of
Australia and Securitisation Advisory Services Pty. Limited ABN 88 064 133 946
as amended, novated or supplemented from time to time (the "LIQUIDITY FACILITY
AGREEMENT"):

(a)   Drawdown Date                                                [___________]

(b)   Liquidity Amount                                             A$[_________]

(c)   Calculation of Liquidity Amount                              [___________]

Words used and not otherwise defined herein have the same meaning as in the
Liquidity Facility Agreement.

SIGNED on behalf of PERPETUAL
TRUSTEE COMPANY LIMITED as
trustee of the Medallion Trust Series [_] by:

--------------------------------------
(Authorised Officer)

--------------------------------------
(Name)

--------------------------------------
(Title)

                                                                              25

EXECUTED as an agreement.

SIGNED for and on behalf of
COMMONWEALTH BANK OF AUSTRALIA ABN 48
123 123 124
by
its Attorney under a Power of Attorney   ---------------------------------------
dated and who declares that he or she    Signature of Attorney
has not received any notice of the
revocation of such Power of Attorney     ---------------------------------------
in the presence of:                      Name of Attorney in full

--------------------------------------
Signature of Witness

--------------------------------------
Name of Witness in full

SIGNED for and on behalf of PERPETUAL
TRUSTEE COMPANY LIMITED ABN 42 000 001
007
by
its Attorney under a Power of Attorney   ---------------------------------------
dated and who declares that he or she    Signature of Attorney
has not received any notice of the
revocation of such Power of Attorney     ---------------------------------------
in the presence of:                      Name of Attorney in full

--------------------------------------
Signature of Witness

--------------------------------------
Name of Witness in full

                                                                              26

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED ABN 88 064 133 946
by
its Attorney under a Power of Attorney   ---------------------------------------
dated and who declares that he or she    Signature of Attorney
has not received any notice of the
revocation of such Power of Attorney     ---------------------------------------
in the presence of:                      Name of Attorney in full

--------------------------------------
Signature of Witness

---------------------------------------
Name of Witness in full

                                                                              27